UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2023
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-26076	52-1494660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of Sinclair Broadcast Group, Inc. (the “Company”) was held on May 18, 2023. At the meeting, four proposals, as set forth in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) previously filed with the U.S. Securities and Exchange Commission on April 5, 2023 and related materials, were submitted to the stockholders for a vote.

Proposal 1: Election of Nine Directors

In response to Proposal 1, the stockholders elected all persons nominated to the board of directors (the “Board”) of the Company as set forth in the Proxy Statement, for a term expiring at the next annual stockholders meeting in 2024 or until their respective successors have been elected and qualified. The table below sets forth the results of the voting for nominated directors:

Election of Directors	For	Against or Withheld	Broker Non-Votes
David D. Smith	249,311,001	5,302,076	5,208,059
Frederick G. Smith	249,382,335	5,230,742	5,208,059
J. Duncan Smith	249,382,607	5,230,470	5,208,059
Robert E. Smith	246,533,050	8,080,027	5,208,059
Laurie R. Beyer	252,998,593	1,614,484	5,208,059
Benjamin S. Carson, Sr.	249,181,606	5,431,471	5,208,059
Howard E. Friedman	252,904,005	1,709,072	5,208,059
Daniel C. Keith	246,865,664	7,747,413	5,208,059
Benson E. Legg	248,434,504	6,178,573	5,208,059

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm

In response to Proposal 2 as set forth in the Proxy Statement, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023. The table below sets forth the results of the voting for Proposal 2:

For	Against	Abstain	Broker Non-Votes
259,659,620	139,933	16,531	5,052

Proposal 3: A Non-Binding Advisory Vote on Our Executive Compensation

In response to Proposal 3 as set forth in the Proxy Statement, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Compensation Discussion and Analysis and the accompanying tables in the Proxy Statement. The table below sets forth the results of the voting for Proposal 3:

For	Against	Abstain	Broker Non-Votes
251,299,523	3,016,118	292,383	5,213,112

Proposal 4: A Non-Binding Advisory Vote on the Frequency of Advisory Votes on Our Executive Compensation

In response to Proposal 4 as set forth in the Proxy Statement, the stockholders approved by a non-binding advisory vote a triennial advisory vote on our executive compensation. The table below sets forth the results of the voting for Proposal 4:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
226,104,202	43,184	28,179,883	280,754	5,213,113

The Board has considered the outcome of this vote and has determined that the Company will hold an annual advisory vote on the compensation of the Company’s named executive officers, until the next required advisory vote on the frequency of the advisory vote on executive compensation.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

By: /s/ David R. Bochenek

Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer
Dated: May 19, 2023